Exhibit No. 10(b)

Constellation Energy

Group, Inc.

Nonqualified Deferred

Compensation Plan

Amended and Restated Effective

January 1, 2009

TABLE OF CONTENTS

Purpose and Nature of the Plan		1

Part I: FOR BENEFITS EARNED AND VESTED ON OR AFTER JANUARY 1, 2005

1.	Definitions	2
2.	Plan Administration	3
3.	Eligibility and Participation	4
4.	Basic Compensation Deferral Election	4
5.	Incentive Award Deferral Election	5
6.	Other Award Deferral Election	5
7.	Matching Contributions	6
8.	Plan Accounts	6
9.	Distribution of Plan Accounts	7
10.	Beneficiaries	9
11.	Valuation of Interest	9
12.	Withdrawals	10
13.	Compliance with Code Section 409A	10
14.	Miscellaneous	11

Part II: FOR BENEFITS EARNED AND VESTED BEFORE JANUARY 1, 2005

1.	Definitions	13
2.	Plan Administration	14
3.	Eligibility and Participation	14
4.	Basic Compensation Deferral Election	15
5.	Incentive Award Deferral Election	15
6.	Other Award Deferral Election	16
7.	Matching Contributions	16
8.	Death Benefit Contribution	16
9.	Rollover Contributions	16
10.	Plan Accounts	16
11.	Distribution of Plan Accounts	17
12.	Beneficiaries	19
13.	Valuation of Interest	20
14.	Withdrawals	20
15.	Miscellaneous	21

PURPOSE AND NATURE OF THE PLAN

Constellation Energy Group, Inc. (the “Company”) established the Constellation Energy Group, Inc. Nonqualified Deferred Compensation Plan (“Plan”) and maintains the Plan as an unfunded retirement plan for a select group of management or highly compensation employees.  The purpose of this Plan is to enable certain management and key employees of Constellation Energy Group and its subsidiaries to accumulate additional retirement income through deferral of compensation and receipt of matching contributions in excess of those permitted by the Constellation Energy Group, Inc. Employee Savings Plan.  The Plan is  divided into two parts: the first applicable to benefits earned and vested on or after January 1, 2005, which are subject to Internal Revenue Code section 409A, and the second applicable to benefits earned and vested before January 1, 2005, which are “grandfathered” under Internal Revenue Code section 409A.

PART I:                                                   FOR BENEFITS EARNED AND VESTED ON OR AFTER JANUARY 1, 2005

1.                                       Definitions.  All words beginning with an initial capital letter and not otherwise defined herein shall have the meaning set forth in the Employee Savings Plan.  All singular terms defined in this Plan will include the plural and vice versa.  As used herein, the following terms will have the meaning specified below:

“Basic Compensation” means such compensation as set forth in the Employee Savings Plan, without regard to the Internal Revenue Code Section 401(a)(17) annual compensation limitation.

“Code” means Internal Revenue of 1986, as amended.

“Committee” means the Compensation Committee of the Board of Directors of Constellation Energy Group.

“Constellation Energy Group” means Constellation Energy Group, Inc., a Maryland corporation, or its successor.

“Death Benefit Contributions” means the death benefit contributions described in Section 8.

“Deferred Compensation” means any compensation payable by Constellation Energy Group or its subsidiaries to a participant that is deferred under the provisions of this Plan.

“Eligibility Date” means the date Plan Administrator designates as the date that an employee becomes eligible for the plan, generally a hire or promotion date.

“Employee Savings Plan” means the Constellation Energy Group, Inc. Employee Savings Plan as may be amended from time to time, or any successor plan.

“Executive Annual Incentive Plan” means the Executive Annual Incentive Plan of Constellation Energy Group, Inc. as may be amended from time to time, or any successor plan, and/or any other incentive plan designated in writing by the Plan Administrator.

“Incentive Award” means an award granted under the Executive Annual Incentive Plan or the Senior Management Annual Incentive Plan.

“Key Employee” means an employee listed each year by Constellation Energy Group on the Key Employee List as required by Treasury Regulation 1.409A-1(i), which shall generally be comprised of officers, and shall include but not be limited to: the 50 most highly paid officers having annual compensation greater than $130,000 (as adjusted from time to time); 5% owners; and 1% owners that have annual compensation from Constellation Energy Group greater than $150,000 (as adjusted from time to time). Key Employees shall be identified as of December 31 of each year, and the List shall take effect on April 1 of the year following.

“Matching Contributions” means the matching contributions described in Section 7.

“Plan Accounts” means amounts of a participant’s and employer’s contributions, and earnings under the Plan.

“Plan Administrator” means, as set forth in Section 2, the senior human resources executive of Constellation Energy Group, Inc..

“Rabbi Trust” means the trust established by Constellation Energy Group pursuant to Grantor Trust Agreement dated as of April 30, 1999 between Constellation Energy Group and T. Rowe Price Trust Company.

“Senior Management Annual Incentive Plan” means the Senior Management Annual Incentive Plan of Constellation Energy Group, Inc. as may be amended from time to time, or any successor plan, and/or any other incentive plan designated in writing by the Plan Administrator.

“Severance from Service Date” means the date that the employee dies, retires, or otherwise has a termination of employment such that it is reasonably anticipated that the employee will perform no additional services, or the level of bona fide services performed would permanently decrease to no more than 20 percent of the average level of bona fide services performed in the immediately preceding 36-month period.

2.                                       Plan Administration.  The senior human resources executive of Constellation Energy Group, Inc. is the Plan Administrator and has the sole authority (except as specified otherwise herein) to interpret the Plan, and, in general, to make all other determinations advisable for the administration of the Plan to achieve its stated objective.

Appeals of written decisions by the Plan Administrator may be made to the Committee.  Decisions by the Committee shall be final and not subject to further appeal.  The Plan Administrator shall have the power to delegate all or any part of his/her duties to one or more designees, and to withdraw such authority, by written designation.

3.                                       Eligibility and Participation.  Each officer, management or key employee of Constellation Energy Group or its subsidiaries, may be designated in writing by the Plan Administrator as eligible to participate with respect to one or more of the provisions of Sections 4, 5, 6, and 7, which designation will also indicate whether all or part of such participant’s Plan Accounts will be held in the Rabbi Trust and shall identify the Eligibility Date.  Once designated, eligibility shall continue until such designation is withdrawn at the discretion and by written order of the Plan Administrator.  Notwithstanding subsequent withdrawal of eligibility of an employee, such an employee with Plan Accounts will remain a participant of the Plan, except that no further deferrals of compensation under the Plan are permitted.  While designated as eligible with respect to one or more of the provisions of Sections 5, 6, or 7, an employee may participate in the Plan to the extent set forth in such designation. A newly eligible employee shall begin participating in the Plan no earlier than the January 1 of the year following the date that is 31 days after the employee’s Eligibility Date.

4.                                       Basic Compensation Deferral Election.  Unless otherwise designated in writing by the Plan Administrator, a participant may defer Basic Compensation as set forth in this Section 4.  A participant may elect to defer up to 15% of monthly Basic Compensation.  A participant may also elect to defer up to 85% of monthly Basic Compensation, if any, after cumulative monthly Basic Compensation for the calendar year exceeds the dollar limitation set forth in Internal Revenue Code Section 401(a)(17) (as adjusted by the Commissioner for increases in the cost of living in accordance with Internal Revenue Code Section 401(a)(17)(B)).  Any deferrals shall be in 1% multiples, or in such other manner established by the Plan Administrator from time to time, subject to adjustment as necessary to provide for any required withholding taxes.

(a)                                  Initial election:  The initial election shall be made by notification in the form and manner established by the Plan Administrator from time to time, but no later than December 31 of the year in which the date that is 31 days after the Eligibility Date occurs.  Such election shall be effective as of the beginning of the year following the date that is 31 days after the Eligibility Date.

(b)                                 Annual election:  An election shall be made by notification in the form and manner established by the Plan Administrator from time to time, but no later than December 31 of the year preceding the year in which the Basic Compensation is earned.  The election shall be effective as of the beginning of the year in which the services connected with the Basic Compensation are to be performed.

(c)                                  Revocation: An election may be revoked by notification in the form established by the Plan Administrator from time to time, and shall be effective as of the beginning of the year following the year during which the revocation is received by the Plan Administrator

5.                                       Incentive Award Deferral Election.  Unless otherwise designated in writing by the Plan Administrator,  a participant may elect to defer Incentive Award compensation in 1% multiples, or in such other manner established by the Plan Administrator from time to time, subject to adjustment as necessary to provide for any required withholding taxes.  Such election shall be made annually by notification in the form and manner established by the Plan Administrator from time to time, but no later than December 31 of the year preceding the Incentive Award performance year.  Such election shall be effective as of the first day of the performance year.  Notwithstanding the foregoing, the Plan Administrator may permit a deferral election of Incentive Award compensation up to a date no later than 6 months before the end of the performance year. Such election shall be effective as of the first day of the performance year.

6.                                       Other Deferral Election.  Unless otherwise designated in writing by the Plan Administrator, a participant may elect to defer, in 1% multiples, other forms of compensation that are designated in writing by the Plan Administrator.  Such election must be made prior to the date upon which there is a legally binding right to payment, by notification in the form and manner established by the Plan Administrator from time to time.  Such election is effective upon execution.  All elections under this Section are irrevocable once effective.

7.                                       Matching Contributions. Matching Contributions are made by Constellation Energy Group to the Plan, after a participant’s cumulative monthly Basic Compensation for the calendar year exceeds the dollar limitation set forth in Internal Revenue Code Section 401(a) (17) (as adjusted by the Commissioner for increases in the cost of living in accordance with Internal Revenue Code Section 401(a) (17) (B)), in an amount equal to the rate of Company Matching Contributions under the Employee Savings Plan multiplied by a participant’s monthly Basic Compensation deferral.

8.                                       Plan Accounts. Contributions shall be (a) credited to participant Plan Accounts as soon as practicable; (b) to the extent designated by the Plan Administrator, held for the benefit of the participant in the Rabbi Trust; and (c) credited with earnings at the T. Rowe Price Summitt Cash Reserves Fund rate, or such other fund as shall replace this fund in the Employee Savings Plan.  However, a participant may elect (by notification in the form and manner established by the Plan Administrator from time to time) to have all or a portion of his/her Plan Accounts credited with earnings at a rate equal to the T. Rowe Price Summitt Cash Reserves Fund rate, the T. Rowe Price New Income Fund rate, or one or more of the rates earned by investment options available under the Employee Savings Plan, except the Common Stock Fund and the Interest Income Fund.  Earnings are credited to Plan Accounts commencing on the day the contributions are credited to the Plan Accounts.  Plan Accounts will be valued daily in the same manner as for Investment Funds under the Employee Savings Plan.

A participant may elect to change the investment options for future contributions, which election shall be effective when the next contributions are credited to the participant’s Plan Accounts.  A participant may elect to reallocate to other investment options current Plan Accounts, which election shall be effective at the same time as, and valued in accordance with, the interfund transfer provisions under the Employee Savings Plan.  Such elections shall be made by notification in the form and manner established by the Plan Administrator from time to time.

Earnings are credited to Plan Accounts through the date of distribution, and amounts held for installment payments shall continue to be credited with earnings, as specified in this Section 8.

9.                                       Distributions of Plan Accounts.  Distributions of Plan Accounts shall be made in cash only, and to the extent designated by the Plan Administrator, from the Rabbi Trust. Subject to Section 9(c), distribution elections shall be effective as of the date received by the Plan Administrator.

(a)                                  Elections as to timing.

(i)                                     Timing of distribution.  At the time of the participant’s initial deferral election pursuant to Section 4(a), the participant shall elect (in the form and manner established by the Plan Administrator from time to time) to begin distributions (A) in the calendar year following the calendar year of the participant’s Severance from Service Date; (B) in the year following the year in which a participant attains age 70-1/2, if later, or (C) any calendar year between (A) and (B). The single payment or the first installment payment, whichever is applicable, shall be made within the first sixty (60) days of the calendar year elected for distribution. Subsequent installments, if any, shall be made within the first sixty (60) days of each succeeding calendar year until the participant’s Plan Accounts are distributed.  In the event no timely election is made, a participant shall receive the distribution within the first sixty (60) days of the year following the participant’s Severance from Service Date.

(ii)                                  Six-month delay for Key Employees. Notwithstanding the foregoing, a participant who is also a Key Employee shall receive no benefit payments before the date that is six months after the participant’s Severance From Service Date.

(b)                                 Elections as to form. At the time of the participant’s initial deferral election pursuant to Section 4(a), the participant shall elect (in the form and manner established by the Plan Administrator from time to time) to receive distributions in a single payment or in annual installments during a period not to exceed ten (10) years.   Such annual installments shall be made on a ratable basis, except the participant may elect a different initial installment payment (expressed as a percentage of the participant’s Plan Account balance).  In the event no timely election is made, a participant shall receive a distribution in a single payment.

(c)                                  Change of election. A participant can make a subsequent distribution election as to timing or form.  However, such election shall take effect no earlier than 12 months from the date the subsequent election is received by the Plan Administrator, and will delay the benefit commencement date five years from the date such payment would otherwise have been paid.  If the participant elects a distribution pursuant to Section 9(a)(i) or (b), a participant may revoke the election no later than 12 months before the scheduled payment date.

(d)                                 Benefits payable upon death: If the participant dies without designating a beneficiary in accordance with Section 10, or if the designated beneficiaries predeceases the participant, the entire unpaid balance of his/her Plan Accounts shall be paid to the participant’s estate within 60 days after notification to the Plan Administrator of the participant’s death.

If the participant dies, the entire unpaid balance of the participant’s Plan Accounts shall be paid to the beneficiary(ies) designated by the participant. Payment shall be in the form of a lump sum, and shall be made within sixty (60) days after notice of death is received by the Plan Administrator.

In the event a participant’s deferred Incentive Award is credited to the Plan after the participant’s death, such Incentive Award shall be paid to the participant’s beneficiary(ies) in the form of lump sum as soon as administratively feasible.

In the event that a participant’s beneficiary dies prior to the distribution of the participant’s Plan Account, the entire unpaid balance of the participant’s Plan Accounts shall be paid in a lump sum to the beneficiary(ies) designated by the participant’s beneficiary by notification in the form and manner established by the Plan Administrator from time to time or, if no designation was made, to the estate of the participant’s beneficiary.  Payment shall be made within sixty (60) days after notice of death is received by the Plan Administrator.

10.                                 Beneficiaries.  A participant shall have the right to designate a beneficiary(ies) who is to receive a distribution pursuant to Section 9 in the event of the death of the participant.

Any designation, change or rescission of the designation of beneficiary shall be made by notification in the form and manner established by the Plan Administrator from time to time.  The last designation of beneficiary received by the Plan Administrator shall be controlling over any testamentary or purported disposition by the participant (or, if applicable, the participant’s beneficiary(ies)), provided that no designation, rescission or change thereof shall be effective unless received by the Plan Administrator prior to the death of the participant (or, if applicable, the participant’s beneficiary(ies)).

If the designated beneficiary is the estate, or the executor or administrator of the estate, of the participant (or, if applicable, the participant’s beneficiary(ies)), a distribution pursuant to Section 9 may be made to the person(s) or entity (including a trust) entitled thereto under the will of the participant (or, if applicable, the participant’s beneficiary(ies)), or, in the case of intestacy, under the laws relating to intestacy.

11.                                 Valuation of Interest.  The Plan Administrator shall cause the value of a participant’s Plan Accounts, at least once per year as of December 31, to be determined separately and be reported to Constellation Energy Group and the participant.  Valuation of a participant’s Plan Accounts shall be determined in accordance with the procedures contained in the Employee Savings Plan.

12.                                 Withdrawals.

No withdrawals of Plan Accounts may be made, except a participant may at any time request a hardship withdrawal from his/her Plan Accounts if he/she has incurred an unforeseeable financial emergency.  An unforeseeable financial emergency is defined as severe financial hardship to the participant resulting from a sudden and unexpected illness or accident of the participant (or of his/her spouse or dependents), loss of the participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.  The need to send a child to college or the desire to purchase a home are not considered to be unforeseeable emergencies.  The circumstance that will constitute an unforeseeable emergency will depend upon the facts of each case.

The amount of a hardship withdrawal will be limited to the amount reasonably necessary to satisfy the financial need, which may include any amounts necessary to pay Federal, state, local, or foreign taxes that are reasonably anticipated to arise from the distribution.  Payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan.

The request for hardship withdrawal shall be made by notification in the form and manner established by the Plan Administrator from time to time.  Such hardship withdrawal will be permitted only with approval of the Plan Administrator.  The participant will receive a lump sum payment after the Plan Administrator has had reasonable time to consider and then approve the request.

13.                                 Compliance with Code section 409A.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award and/or payment is subject to section 409A of the Code, it shall be awarded and/or paid in a manner that will comply with section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue

Service with respect thereto.  Any provision of this Plan that would cause an Award and/or payment to fail to satisfy section 409A of the Code shall have no force and effect until amended to comply with Code section 409A (which amendment may be retroactive to the extent permitted by applicable law).

14.                                 Miscellaneous.  A participant’s Plan Accounts shall not be subject to alienation or assignment by any participant or beneficiary nor shall any of them be subject to attachment or garnishment or other legal process except (a) to the extent specially mandated and directed by applicable state or federal statute; and (b) as requested by the participant or beneficiary to satisfy income tax withholding or liability.

This Plan may be amended from time to time or suspended or terminated at any time at the written direction of the Committee.

No amendment to or termination of this Plan shall impair the rights of any participant or beneficiary with respect to amounts in his/her Plan Accounts before the date of such amendment or termination.

Participation in this Plan shall not constitute a contract of employment between Constellation Energy Group and any person and shall not be deemed to be consideration for, or a condition of, continued employment of any person.

The Plan, notwithstanding the creation of the Rabbi Trust, is intended to be unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974.  Constellation Energy Group shall make contributions to the Rabbi Trust in accordance with the terms of the Rabbi Trust.  Any funds which may be invested and any assets which may be held to provide benefits under this Plan shall continue for all purposes to be a part of the general funds and assets of Constellation Energy Group and no person other than Constellation Energy Group shall by virtue of the provisions of this Plan have any interest in such funds and assets.  To the extent that any person acquires a right to receive payments from Constellation Energy Group under this Plan, such rights shall be no greater than the right of any unsecured general creditor of Constellation Energy Group.

In the event Constellation Energy Group becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which Constellation Energy Group will not be the surviving corporation or in which the holders of the common stock of Constellation Energy Group will receive securities of another corporation (in any such case, the “New Company”), then the New Company shall assume the rights and obligations of Constellation Energy Group under this Plan.

This Plan shall be governed in all respects by Maryland law, without respect to any conflicts of law principles.

PART II:                                               FOR BENEFITS EARNED AND VESTED BEFORE JANUARY 1, 2005

1.                                       Definitions.  All words beginning with an initial capital letter and not otherwise defined herein shall have the meaning set forth in the Employee Savings Plan.  All singular terms defined in this Plan will include the plural and vice versa.  As used herein, the following terms will have the meaning specified below:

“Basic Compensation” means such compensation as set forth in the Employee Savings Plan, without regard to the Internal Revenue Code Section 401(a)(17) annual compensation limitation.

“Committee” means the Compensation Committee of the Board of Directors of Constellation Energy Group.

“Constellation Energy Group” means Constellation Energy Group, Inc., a Maryland corporation, or its successor.

“Death Benefit Contributions” means the death benefit contributions described in Section 8.

“Deferred Compensation” means any compensation payable by Constellation Energy Group or its subsidiaries to a participant that is deferred under the provisions of this Plan.

“Employee Savings Plan” means the Constellation Energy Group, Inc. Employee Savings Plan as may be amended from time to time, or any successor plan.

“Executive Annual Incentive Plan” means the Executive Annual Incentive Plan of Constellation Energy Group, Inc. as may be amended from time to time, or any successor plan, and/or any other incentive plan designated in writing by the Plan Administrator.

“Incentive Award” means an award granted under the Executive Annual Incentive Plan or the Senior Management Annual Incentive Plan.

“Matching Contributions” means the matching contributions described in Section 7.

“Plan Accounts” means amounts of a participant’s and employer’s contributions, and earnings under the Plan.

“Plan Administrator” means, as set forth in Section 2, the senior human resources executive of Constellation Energy Group, Inc.

“Rabbi Trust” means the trust established by Constellation Energy Group pursuant to Grantor Trust Agreement dated as of April 30, 1999 between Constellation Energy Group and T. Rowe Price Trust Company.

“Rollover Contributions” means the rollover contributions described in Section 9.

“Senior Management Annual Incentive Plan” means the Senior Management Annual Incentive Plan of Constellation Energy Group, Inc. as may be amended from time to time, or any successor plan, and/or any other incentive plan designated in writing by the Plan Administrator.

“Termination From Employment” means a participant’s separation from service with Constellation Energy Group or a subsidiary of Constellation Energy Group; however, a participant’s transfer of employment to or from a subsidiary of Constellation Energy Group shall not constitute a Termination From Employment.

2.                                       Plan Administration.  The senior human resources executive of Constellation Energy Group, Inc. is the Plan Administrator and has the sole authority (except as specified otherwise herein) to interpret the Plan, and, in general, to make all other determinations advisable for the administration of the Plan to achieve its stated objective.

Appeals of written decisions by the Plan Administrator may be made to the Committee.  Decisions by the Committee shall be final and not subject to further appeal.  The Plan Administrator shall have the power to delegate all or any part of his/her duties to one or more designees, and to withdraw such authority, by written designation.

3.                                       Eligibility and Participation.  Each officer, management or key employee of Constellation Energy Group or its subsidiaries, may be designated in writing by the Plan Administrator as eligible to participate with respect to one or more of the provisions of Sections 4, 5, 6, 7, 8, and 9, which designation will also indicate whether all or part of such participant’s Plan Accounts will be held in the Rabbi Trust.  Once designated, eligibility shall continue until such designation is withdrawn at the discretion and by written order of the Plan Administrator.  Notwithstanding subsequent withdrawal of eligibility of an employee, such an employee with Plan Accounts will remain a participant of the Plan, except that no further deferrals of compensation under the Plan are permitted.  While designated as eligible with respect to one or more of the provisions of Sections 4, 5, 6, 7, 8, or 9, an employee may participate in the Plan to the extent set forth in such designation.

4.                                       Basic Compensation Deferral Election.  Unless otherwise designated in writing by the Plan Administrator, a participant may defer Basic Compensation as set forth in this Section 4.  A participant may elect to defer up to 15% of monthly Basic Compensation.  A participant may also elect to defer up to 85% of monthly Basic Compensation, if any, after cumulative monthly Basic Compensation for the calendar year exceeds the dollar limitation set forth in Internal Revenue Code Section 401(a)(17) (as adjusted by the Commissioner for increases in the cost of living in accordance with Internal Revenue Code Section 401(a)(17)(B)).  Any deferrals shall be in 1% multiples, or in such other manner established by the Plan Administrator from time to time, subject to adjustment as necessary to provide for any required withholding taxes.  Such election shall be made by notification in the form and manner established by the Plan Administrator from time to time, and shall be effective as of the beginning of the month following the month during which the election is received by the Plan Administrator.  Such election may be revoked by notification in the form and manner established by the Plan Administrator from time to time, and shall be effective as of the beginning of the month following the month during which the revocation is received by the Plan Administrator.

5.                                       Incentive Award Deferral Election.  A participant may elect to defer Incentive Award compensation in 1% multiples, or in such other manner established by the Plan Administrator from time to time, subject to adjustment as necessary to provide for any required withholding taxes.  Such election shall be made annually by notification in the form and manner established by the Plan Administrator from time to time.  Such annual election shall be made prior to the Incentive Award performance year, and shall be effective as of the first day of such performance year.  If a participant initially becomes eligible to participate in the Plan during a performance year, the election for such performance year must be made prior to the date the participant initially becomes eligible to participate in the Plan, and shall be effective on such date.  Elections under this Section are irrevocable once effective.

6.                                       Other Deferral Election.  A participant may elect to defer, in 1% multiples, other forms of compensation that are designated in writing by the Plan Administrator.  Such election must be made prior to the date the compensation is earned by the participant, by notification in the form and manner established by the Plan Administrator from time to time.  Such election is effective as of the date the compensation is earned.  Elections under this Section are irrevocable once effective.

7.                                       Matching Contributions. Matching Contributions are made by Constellation Energy Group to the Plan, after a participant’s cumulative monthly Basic Compensations for the calendar year exceeds the dollar limitation set forth in Internal Revenue Code Section 401(a) (17) (as adjusted by the Commissioner for increases in the cost of living in accordance with Internal Revenue Code Section 401(a) (17) (B)), in an amount equal to the rate of Company Matching Contributions under the Employee Savings Plan multiplied by a participant’s monthly Basic Compensation deferral.

8.                                       Death Benefit Contribution.  Constellation Energy Group made contributions to separate Plan Account balances during 2001 on behalf of certain participants in connection with modifications made to the Company’s management death benefit program.

9.                                       Rollover Contributions.  A participant may rollover into this Plan the participant’s benefit earned and vested prior to January 1, 2005 under the Constellation Energy Group, Inc. Supplemental Pension Plan, Senior Executive Supplemental Plan, Senior Management Supplemental Pension Plan, the Supplemental Executive Pension Plan, or the Benefit Restoration Plan (collectively, SERPs), upon the participant’s retirement under a SERP, but for the Benefit Restoration Plan only if the present value of such participant’s benefit under that plan is at least $50,000.

10.                                 Plan Accounts. Contributions shall be (i) credited to participant Plan Accounts as soon as practicable; (ii) to the extent designated by the Plan Administrator, held for the benefit of the participant in the Rabbi Trust; and

(iii) credited with earnings at the T. Rowe Price Summitt Cash Reserves Fund rate, or such other fund as shall replace this fund in the Employee Savings Plan.  However, a participant may elect (by notification in the form and manner established by the Plan Administrator from time to time) to have all or a portion of his/her Plan Accounts credited with earnings at a rate equal to the T. Rowe Price Summitt Cash Reserves Fund rate, the T. Rowe Price New Income Fund rate, or one or more of the rates earned by investment options available under the Employee Savings Plan, except the Common Stock Fund and the Stable Value Fund.  Earnings are credited to Plan Accounts commencing on the day the contributions are credited to the Plan Accounts.  Plan Accounts will be valued daily in the same manner as for Investment Funds under the Employee Savings Plan.

A participant may elect to change the investment options for future contributions, which election shall be effective when the next contributions are credited to the participant’s Plan Accounts.  A participant may elect to reallocate to other investment options current Plan Accounts, which election shall be effective at the same time as, and valued in accordance with, the interfund transfer provisions under the Employee Savings Plan.  Such elections shall be made by notification in the form and manner established by the Plan Administrator from time to time.

11.                                 Distributions of Plan Accounts.  Distributions of Plan Accounts shall be made in cash only, and to the extent designated by the Plan Administrator, from the Rabbi Trust.

(a)                                  Elections as to timing. Prior to the end of the thirtieth (30th) calendar day after the date of a participant’s Termination From Employment such participant must elect the timing of distributions of his/her Plan Accounts.  The participant may elect (by notification in the form and manner established by the Plan Administrator from time to time) to begin distributions (i) in the calendar year following the calendar year of the participant’s Termination From Employment, (ii) in the year following the year in which a participant attains age 70-1/2, if later, or (iii) any calendar year between (i) and (ii).

(b)                                 Elections as to form. A participant may elect (by notification in the form and manner established by the Plan Administrator from time to time) to receive distributions in a single payment or in annual installments during a period not to exceed twenty-five (25) years.  Such annual installments shall be made on a ratable basis, except the participant may elect a different initial installment payment (expressed as a percentage of the participant’s Plan Account balance).  The single payment or the first installment payment, whichever is applicable, shall be made within the first sixty (60) days of the calendar year elected for distribution.  Subsequent installments, if any, shall be made within the first sixty (60) days of each succeeding calendar year until the participant’s Plan Accounts are distributed.  In the event no election is made prior to the end of the thirtieth (30th) calendar day after the date of a participant’s Termination From Employment, a participant shall receive a distribution in a single payment within the first sixty (60) days of the following year.

Earnings are credited to Plan Accounts through the date of distribution, and amounts held for installment payments shall continue to be credited with earnings, as specified in Section 11.

(c)                                  Revocation of elections.  A participant’s distribution election is irrevocable on the thirtieth (30th) calendar day after the date of a participant’s Termination From Employment; provided, however a participant may subsequently make a one-time post-employment termination distribution election to receive a lump-sum payout of the participant’s remaining balance, provided such election is made no later than December 31 of the year that is at least one full calendar year prior to the distribution date, and is in the form and manner established by the Plan Administrator.

(d)                                 Benefits payable upon death. If the participant dies without designating a beneficiary in accordance with Section 12, or if none of the designated beneficiaries are alive, the entire unpaid balance of his/her Plan Accounts shall be paid to the participant’s estate within 60 days after notification to the Plan Administrator of the participant’s death.

If the participant who has designated a beneficiary(ies) in accordance with Section 12 dies,

the entire unpaid balance of the participant’s Plan Accounts shall be paid to the beneficiary(ies) designated by the participant.  Payment shall be in the form of a lump sum, and shall be made within sixty (60) days after notice of death is received by the Plan Administrator.

In the event a participant’s deferred Incentive Award is credited to the Plan after the participant’s death, such Incentive Award shall be paid to the participant’s beneficiary(ies) in the form of a lump sum as soon as administratively feasible.

In the event that a participant’s beneficiary does prior to the distribution of the participant’s Plan Accounts, the entire unpaid balance of the participant’s Plan Accounts shall be paid to the beneficiary(ies) designated by the participant’s beneficiary by notification in the form and manner established by the Plan Administrator from time to time or, if no designation was made, to the estate of the participant’s beneficiary(ies).  Payment shall be made within sixty (60) days after notice of death is received by the Plan Administrator.

12.                                 Beneficiaries.  A participant shall have the right to designate a beneficiary(ies) who is to receive a distribution(s) pursuant to Section 11 in the event of the death of the participant.

Any designation, change or rescission of the designation of beneficiary shall be made by notification in the form and manner established by the Plan Administrator from time to time.  The last designation of beneficiary received by the Plan Administrator shall be controlling over any testamentary or purported disposition by the participant (or, if applicable, the participant’s beneficiary(ies)), provided that no designation, rescission or change thereof shall be effective unless received by the Plan Administrator prior to the death of the participant (or, if applicable, the participant’s beneficiary(ies)).

If the designated beneficiary is the estate, or the executor or administrator of the estate, of the participant (or, if applicable, the participant’s beneficiary(ies)), a distribution pursuant to Section 11 may be made to the person(s) or entity (including a trust) entitled thereto under the will of the participant

(or, if applicable, the participant’s beneficiary(ies)), or, in the case of intestacy, under the laws relating to intestacy.

13.                                 Valuation of Interest.  The Plan Administrator shall cause the value of a participant’s Plan Accounts, at least once per year as of December 31, to be determined separately and be reported to Constellation Energy Group and the participant (or, if applicable, the participant’s beneficiary(ies)).  Valuation of a participant’s Plan Accounts shall be determined in accordance with the procedures contained in the Employee Savings Plan.

14.                                 Withdrawals.  No withdrawals of Plan Accounts may be made, except a participant may at any time request a hardship withdrawal from his/her Plan Accounts if he/she has incurred an unforeseeable financial emergency.  An unforeseeable financial emergency is defined as severe financial hardship to the participant resulting from a sudden and unexpected illness or accident of the participant (or of his/her dependents), loss of the participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.  The need to send a child to college or the desire to purchase a home are not considered to be unforeseeable emergencies.  The circumstance that will constitute an unforeseeable emergency will depend upon the facts of each case.

A hardship withdrawal will be permitted by the Plan Administrator only as necessary to satisfy an immediate and heavy financial need.  A hardship withdrawal may be permitted only to the extent reasonably necessary to satisfy the financial need and any anticipated taxes that arise from the distribution.  Payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan.

The request for hardship withdrawal shall be made by notification in the form and manner established by the Plan Administrator from time to time.  Such hardship withdrawal will be permitted only with approval of the Plan Administrator.  The participant will receive a lump sum payment after the Plan Administrator has had reasonable time to consider and then approve the request.

15.                                 Miscellaneous.  A participant’s Plan Accounts shall not be subject to alienation or assignment by any participant or beneficiary nor shall any of them be subject to attachment or garnishment or other legal process except (i) to the extent specially mandated and directed by applicable State or Federal statute; and (ii) as requested by the participant or beneficiary to satisfy income tax withholding or liability.

This Plan may be amended from time to time or suspended or terminated at any time at the written direction of the Committee.  No amendment to or termination of this Plan shall impair the rights of any participant or beneficiary with respect to amounts in his/her Plan Accounts before the date of such amendment or termination.

Participation in this Plan shall not constitute a contract of employment between Constellation Energy Group and any person and shall not be deemed to be consideration for, or a condition of, continued employment of any person.

The Plan, notwithstanding the creation of the Rabbi Trust, is intended to be unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974.  Constellation Energy Group shall make contributions to the Rabbi Trust in accordance with the terms of the Rabbi Trust.  Any funds which may be invested and any assets which may be held to provide benefits under this Plan shall continue for all purposes to be a part of the general funds and assets of Constellation Energy Group and no person other than Constellation Energy Group shall by virtue of the provisions of this Plan have any interest in such funds and assets.  To the extent that any person acquires a right to receive payments from Constellation Energy Group under this Plan, such rights shall be no greater than the right of any unsecured general creditor of Constellation Energy Group.

In the event Constellation Energy Group becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which Constellation Energy Group will not be the surviving corporation or in which the holders of the common stock of Constellation Energy Group will receive securities of another corporation (in any such case, the “New Company”), then the New Company shall assume the rights and obligations of Constellation Energy Group under this Plan.

This Plan shall be governed in all respects by Maryland law, without respect to any conflict of laws principles.